As filed with the Securities and Exchange Commission on May 29, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22592

DoubleLine Opportunistic Credit Fund

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Chief Executive Officer

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2014

Item 1. Reports to Stockholders.

Semi-Annual Report

March 31, 2014

DoubleLine Opportunistic Credit Fund

NYSE: DBL

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Semi-Annual Report	March 31, 2014	3

Chairman’s Letter

Dear Shareholder,

On behalf of the team at DoubleLine, I am pleased to deliver the semi-annual report for the DoubleLine Opportunistic Credit Fund (NYSE: DBL, the “Fund”) for the six-month period ending March 31, 2014. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com to hear our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

Chairman of the Board of Trustees

DoubleLine Opportunistic Credit Fund

May 1, 2014

4	DoubleLine Opportunistic Credit Fund

Financial Markets Highlights

Agency Mortgage-Backed Securities (Agency MBS)

For the six-month period ending March 31, 2014, the U.S. Agency MBS sector had a return of 1.16%. This return included a price return of -0.55%, which was very similar to the U.S. Treasury sector. During this six-month period, the duration of the Barclays U.S. MBS Index stayed fairly constant and close to an all-time high level. This longer duration implies the sector has more volatility with regard to rate movements than it historically has. Within the MBS sector, higher coupon mortgages outperformed lower coupon mortgages and 15-year mortgages outperformed 30-year mortgages during this six-month period. This is largely due to the fact that rates rose across the curve and lower coupon mortgages and 30-year mortgages have more duration than higher coupon mortgages and 15-year mortgages. For the six-month period, gross issuance decreased from $125 billion per month in October 2013 to $51 billion per month in March 2014. This reduction in supply comes during an environment where the Federal Reserve (the “Fed”) is “tapering” its quantitative easing (QE) program. On March 18th, the Fed announced its third tapering, bringing monthly purchases down to $55 billion per month, down from $85 billion last December before the first taper. This current level of $55 billion per month includes purchases of $25 billion mortgages. This reduction in demand from the Fed has been more than offset by the tremendous decrease in issuance of MBS.

Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

Trading volume in the non-Agency MBS slowed going into year-end and persisted into the first quarter of 2014. Portfolio liquidations accounted for a large portion of the bid list volume. Despite some concerns of rising interest rates and the potential for bond fund redemptions, trading levels were strong with participation from a broad buyer base. Supply technicals were the primary driver of the continued rally, but housing fundamentals continued to improve. Home Price Appreciation (HPA) over the past six-month period was 5.7% according to the S&P/Case-Shiller 20-City Composite Home Price Index. Total volume (current face) of all non-Agency MBS bid lists for the past six months was $84 billion. Rising mortgage rates have put some pressure on housing affordability and prepayment rates, but increased home prices and an improving economy have kept delinquency and default rates on a downward trend. Prepayments across all sectors remain faster than average historical speeds, but the sharp rise in rates and naturally occurring refinancing burnout have caused prepayment speeds to slow versus the speeds observed during the previous year. During the past six months, liquidations have also declined across all sectors, with the exception of a significant spike in liquidations in late March 2014. This event was due to the reclassification of forbearance modifications. Trading volume within the ABX Indices declined within the past year, but they continue to be a reasonable proxy for the subprime mortgage backed bond market. For the six-month period ending March 31, 2014, the ABX 2006-2 AAA returned 8.9%. Beaten down sectors such as the subprime sector were more levered to a recovering housing market and thus outperformed in the face of a sustained housing rebound. Cleaner collateral such as Alt-A and prime also performed favorably, posting total returns of approximately 5.5% and 4.5%, respectively, over the period.

Commercial Mortgage-Backed Securities (CMBS)

Over the six-month period ending March 31, 2014, the CMBS sector largely underperformed broader credit markets as attention was garnered towards much larger sectors such as investment grade corporate despite CMBS displaying improvement in fundamentals. As such, the Barclays U.S. CMBS Index returned 1.8% compared to investment grade corporate as represented by the investment grade corporate portion of the Barclays U.S. Aggregate Bond Index at 4.1%. In terms of the secondary market, trading activity was rather muted going into the end of the year as investors remained on the sidelines with limited conviction for spread products given the strong rally in equities. Despite this, the pace of new issuance remained strong into year-end, ending the year at $83 billion of deals brought to market. We continue to remain cautiously optimistic in CMBS and continue to see relative value in this sector due to a combination of recent underperformance as well as a robust improvement in commercial real estate (CRE) fundamentals. During the period,

Semi-Annual Report	March 31, 2014	5

Financial Markets Highlights  (Cont.)

the CMBS portion of the Barclays U.S. Aggregate Bond Index returned 1.63% versus 0.86% for the broader index. On the new issue front, non-Agency CMBS issuance was up by $4 billion over the prior six months with $41 billion issued in 52 deals, an 11% increase. Delinquency rates have continued to improve: the overall U.S. CMBS delinquency rate ended the first quarter at 6.5% and has improved month-over-month for ten straight months. Overall, delinquency rates have declined across all major property types over the past six months, with industrial showing the biggest improvement declining by 2.8% to 8.8%, lodging declining by 2.7% to 6.5%, office declining by 2.6% to 6.7%, multifamily declining by 0.9% to 10.2% and retail declining by 0.8% to 5.7%.

6	DoubleLine Opportunistic Credit Fund

Management’s Discussion of Fund Performance

The DoubleLine Opportunistic Credit Fund outperformed the Barclays U.S. Aggregate Bond Index over the six-month period ending March 31, 2014. The U.S. Treasury yield curve inverted and flattened over the period with longer-term interest rates declining and rates along the belly of the curve rising. Both Agency MBS and non-Agency MBS performed well over the period. Within the Agency MBS sleeve, total returns were boosted by high interest income from the inverse interest-only sector as LIBOR (London Interbank Offered Rate) rates remain low. Fixed-rate Agency MBS did not experience much in price movements, but benefited from stable coupon returns. The non-Agency MBS sleeve also performed strongly with the sector trading higher than the start of the period. With little new issuance, a shrinking market and better fundamentals, the non-Agency MBS sector continues to see price gains. Within the Fund, Alt-A securities benefited the most from price appreciations as well as strong coupon returns.

Period Ended 3-31-2014	6-Months	1-Year	Since Inception Annualized (1-26-12)
Total Return based on NAV	4.55%	1.72%	7.49%
Total Return based on Market Price	5.67%	-5.75%	5.32%
Barclays U.S. Aggregate Bond Index	1.70%	-0.10%	1.62%

Past performance is no guarantee of future results.

Opinions expressed herein are as of March 31, 2014 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Fund.

The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition. Securities and indices discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss.

There are risks associated with an investment in the Fund. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

The Fund’s daily New York Stock Exchange closing prices, net asset values per share, as well as other information are available at http://www.doublelinefunds.com/closed_end_funds/opportunistic_credit/overview.html or by calling the Fund’s shareholder servicing agent at (877) 354-6311.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

The Fund’s shares are only offered through broker/dealers on the secondary market. Unlike an open-end mutual fund, a closed-end fund offers a fixed number of shares for sale. After the initial public offering, shares are bought and sold in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by net asset value (NAV), often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Fund investing involves risk. Principal loss is possible.

Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

Semi-Annual Report	March 31, 2014	7

The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer or a limited number of issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

In addition, the Fund may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11, or visiting www.doublelinefunds.com. You should read these reports and other filings carefully before investing.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting http://www.doublelinefunds.com/closed_end_funds/opportunistic_credit/overview.html.

This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and DoubleLine undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

ABX Index: this Index consists of the 20 most liquid credit default swaps (CDS) on U.S. home equity asset-backed securities (ABS) and is used to hedge asset-backed exposure or to take a position in the subprime mortgage asset class. The ABX Index has four series (06-1, 06-2, 07-1 and 07-2) with five tranches per series. The ABX 07-1 AAA Index references underlying collateral of that 2007 vintage and AAA credit quality type, just as the ABX 06-2 AAA Index references underlying collateral of the 2006 vintage and AAA credit quality type.

Barclays U.S. Aggregate Bond Index: this Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays U.S. CMBS Index: this Index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages.

Barclays U.S. MBS Index: this Index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

House Price Appreciation (HPA): this is the increase in the value of housing over time that could occur due to any number of reasons including but not limited to increased demand, weakening supply, or changes in interest rates.

LIBOR: LIBOR is an indicative average interest rate at which a selection of banks (the panel banks) are prepared to lend one another unsecured funds on the London money market. Although reference is often made to the LIBOR interest rate, there are actually a lot of different LIBOR interest rates.

S&P/Case-Shiller 20-City Composite Home Price Index: this Index measures the value of residential real estate in 20 metropolitan areas of the U.S. It is included in the S&P/Case-Shiller Home Price Index Series which seeks to measure changes in the total value of all existing single-family housing stock.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

8	DoubleLine Opportunistic Credit Fund

Schedule of Investments DoubleLine Opportunistic Credit Fund	(Unaudited) March 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 1.1%

	SoFi Professional Loan Program,
4,146,860	Series 2013-1R	0.00%	^&	12/17/2043	3,815,112

	Total Asset Backed Obligations (Cost $3,734,550)				3,815,112

COLLATERALIZED LOAN OBLIGATIONS 1.3%

	ARES Ltd.,
1,000,000	Series 2014-1A-SUB	0.00%	^	04/17/2026	930,000

	BlueMountain Ltd.,
1,000,000	Series 2012-2A-C	2.98%	#^	11/20/2024	993,956

	Brookside Mill Ltd.,
1,000,000	Series 2013-1A-D	3.29%	#^	04/17/2025	944,652

	Finn Square Ltd,
250,000	Series 2012-1A-C	3.83%	#^	12/24/2023	246,851

	LCM LP,
1,500,000	Series 11A-INC	0.00%	#^@	04/19/2022	1,269,058

	Total Collateralized Loan Obligations (Cost $4,546,728)				4,384,517

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 1.2%

	JP Morgan Chase Commercial Mortgage Securities Corporation,
42,747,912	Series 2012-CBX-XA	2.00%	# I/O	06/15/2045	4,100,123

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $4,364,273)				4,100,123

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 58.0%

	Adjustable Rate Mortgage Trust,
4,113,603	Series 2006-1-2A1	2.99%	#	03/25/2036	3,166,207

	Banc of America Alternative Loan Trust,
2,606,763	Series 2005-8-2CB1	6.00%		09/25/2035	2,402,974

	Banc of America Funding Corporation,
3,481,161	Series 2006-A-4A1	2.75%	#	02/20/2036	2,909,154

	BCAP LLC Trust,
5,269,567	Series 2010-RR6-2216	4.53%	#^	06/26/2036	4,341,280
2,873,232	Series 2010-RR6-6A2	5.75%	#^	07/26/2037	2,670,132

	Chase Mortgage Finance Corporation,
4,369,227	Series 2007-S1-A7	6.00%		02/25/2037	3,810,103
3,954,090	Series 2007-S3-1A5	6.00%		05/25/2037	3,420,324

	Chaseflex Trust,
4,266,416	Series 2007-1-1A1	6.50%		02/25/2037	3,407,612

	Citicorp Mortgage Securities, Inc.,
1,875,000	Series 2006-2-1A14	5.50%		04/25/2036	1,839,727

	Citigroup Mortgage Loan Trust, Inc.,
1,644,707	Series 2006-8-A4	19.24%	#^ I/F	10/25/2035	2,080,572
4,396,776	Series 2010-9-3A7	9.83%	^	01/25/2036	3,698,294
5,860,374	Series 2010-9-4A3	6.87%	#^	09/25/2035	5,773,323

	CitiMortgage Alternative Loan Trust,
5,787,109	Series 2007-A4-IA6	5.75%		04/25/2037	5,037,395
4,474,294	Series 2007-A6-IA16	6.00%		06/25/2037	3,817,504

	Countrywide Alternative Loan Trust,
3,042,299	Series 2005-85CB-2A5	1.25%	#	02/25/2036	2,511,159
642,485	Series 2005-85CB-2A6	21.07%	# I/F	02/25/2036	812,979

	Countrywide Home Loans,
7,340,393	Series 2006-HYB1-3A1	2.47%	#	03/20/2036	6,018,762

	Credit Suisse Mortgage Capital Certificates,
5,799,826	Series 2006-5-3A3	6.50%		06/25/2036	3,527,558
1,666,548	Series 2006-9-2A1	5.50%		11/25/2036	1,694,992
1,912,246	Series 2006-9-6A14	6.00%		11/25/2036	1,858,058

	First Horizon Asset Securities, Inc.,
2,579,428	Series 2007-AR3-2A2	5.73%	#	11/25/2037	2,347,512

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GSAA Home Equity Trust,
5,000,835	Series 2007-8-A2	0.50%	#	08/25/2037	4,258,591

	IndyMac Mortgage Loan Trust,
2,710,770	Series 2005-AR1-2A1	2.70%	#	11/25/2035	2,424,727
4,334,974	Series 2005-AR23-6A1	4.67%	#	11/25/2035	3,616,318
3,699,203	Series 2007-FLX1-A2	0.33%	#	02/25/2037	3,510,758

	JP Morgan Alternative Loan Trust,
2,713,755	Series 2006-S1-2A5	5.50%		02/25/2021	2,610,230

	JP Morgan Resecuritization Trust,
5,498,622	Series 2011-1-1A10	7.15%	#^	12/26/2036	4,638,605
7,160,063	Series 2011-1-2A10	6.37%	#^	06/26/2037	6,074,530

	Lehman Mortgage Trust,
4,633,829	Series 2007-10-1A1	6.00%		01/25/2038	4,407,916
3,554,265	Series 2007-4-1A3	5.75%		05/25/2037	2,610,685

	Lehman XS Trust,
2,878,878	Series 2005-2-1A2	0.50%	#	08/25/2035	2,711,560

	MASTR Asset Securitization Trust,
2,592,477	Series 2007-2-A3	6.25%		01/25/2038	2,425,431

	Nomura Resecuritization Trust,
5,023,133	Series 2010-2RA-A2	5.50%	^	01/26/2036	4,709,301

	RBSGC Structured Trust,
3,191,161	Series 2008-B-A1	6.00%	^	06/25/2037	2,860,206

	Residential Accredit Loans, Inc.,
3,380,036	Series 2005-AS14-3A1	6.00%		09/25/2035	3,278,491
5,128,461	Series 2005-QS13-2A3	5.75%		09/25/2035	4,672,218
3,646,478	Series 2006-QS10-A1	6.00%		08/25/2036	3,055,654
4,367,109	Series 2006-QS6-1A5	5.75%		06/25/2036	3,507,103
7,400,192	Series 2006-QS7-A3	6.00%		06/25/2036	5,993,778
1,872,614	Series 2007-QS1-1A1	6.00%		01/25/2037	1,522,840
7,765,809	Series 2007-QS3-A1	6.50%		02/25/2037	6,553,512
3,267,615	Series 2007-QS6-A1	0.48%	#	04/25/2037	2,098,655
3,459,395	Series 2007-QS6-A102	5.75%		04/25/2037	2,763,385
744,379	Series 2007-QS6-A2	54.30%	# I/F	04/25/2037	1,547,124

	Residential Asset Securities Corporation,
1,928,724	Series 2006-EMX2-A2	0.35%	#	02/25/2036	1,892,088
4,417,902	Series 2006-EMX6-A3	0.30%	#	07/25/2036	3,834,142

	Residential Asset Securitization Trust,
2,323,880	Series 2006-A6-1A12	6.95%	# I/F I/O	07/25/2036	675,092
2,297,776	Series 2006-A6-1A9	6.00%		07/25/2036	1,456,705
6,699,089	Series 2007-A2-1A2	6.00%		04/25/2037	5,962,431
3,609,990	Series 2007-A7-A1	6.00%		07/25/2037	2,968,538
2,073,712	Series 2007-A8-1A3	6.00%		08/25/2037	1,886,841

	Residential Funding Mortgage Securities Trust,
4,629,035	Series 2006-S5-A9	6.00%		06/25/2036	4,375,137
2,514,956	Series 2007-S2-A4	6.00%		02/25/2037	2,301,494
3,002,228	Series 2007-S6-1A10	6.00%		06/25/2037	2,672,904

	Structured Adjustable Rate Mortgage Loan Trust,
3,485,028	Series 2006-1-2A2	2.44%	#	02/25/2036	3,070,958

	Structured Asset Securities Corporation,
6,541,000	Series 2005-11H-A3	5.50%		06/25/2035	5,645,727

	Washington Mutual Mortgage Pass-Through Certificates,
6,217,669	Series 2006-8-A4	5.01%	#	10/25/2036	4,388,157

	Wells Fargo Alternative Loan Trust,
7,388,850	Series 2007-PA3-2A1	6.00%		07/25/2037	6,708,610

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $177,272,547)				196,836,063

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 65.5%

	Federal Home Loan Mortgage Corporation,
2,037,427	Series 3211-SI	27.01%	# I/F I/O	09/15/2036	1,456,438
4,219,924	Series 3236-ES	6.55%	# I/F I/O	11/15/2036	741,575
2,941,268	Series 3256-S	6.54%	# I/F I/O	12/15/2036	506,167
2,463,237	Series 3292-SD	5.95%	# I/F I/O	03/15/2037	320,247
12,939,680	Series 3311-BI	6.61%	# I/F I/O	05/15/2037	2,000,660
11,904,802	Series 3311-IA	6.26%	# I/F I/O	05/15/2037	2,043,081

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2014	9

Schedule of Investments  DoubleLine Opportunistic Credit Fund  (Contd.)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
4,426,673	Series 3314-SH	6.25%	# I/F I/O	11/15/2036	553,342
993,268	Series 3317-DS	14.61%	# I/F	05/15/2037	1,178,334
4,178,265	Series 3330-KS	6.40%	# I/F I/O	06/15/2037	530,874
1,813,661	Series 3339-AI	6.40%	# I/F I/O	07/15/2037	263,488
7,946,692	Series 3339-TI	5.99%	# I/F I/O‡	07/15/2037	1,289,803
5,091,634	Series 3374-SD	6.30%	# I/F I/O	10/15/2037	774,526
3,269,454	Series 3382-SU	6.15%	# I/F I/O	11/15/2037	413,320
14,250,884	Series 3404-SA	5.85%	# I/F I/O‡	01/15/2038	2,174,478
2,743,013	Series 3423-GS	5.50%	# I/F I/O	03/15/2038	307,525
13,480,860	Series 3435-S	5.83%	# I/F I/O	04/15/2038	1,928,161
3,176,608	Series 3508-PS	6.50%	# I/F I/O	02/15/2039	410,617
4,222,510	Series 3725-CS	5.85%	# I/F I/O	05/15/2040	722,660
10,558,985	Series 3728-SV	4.30%	# I/F I/O	09/15/2040	1,093,038
29,317,437	Series 3736-SN	5.90%	# I/F I/O	10/15/2040	4,981,176
10,478,291	Series 3753-SB	5.85%	#I/F I/O	11/15/2040	1,925,016
5,829,476	Series 3815-ST	5.70%	# I/F I/O	02/15/2041	669,318
1,174,966	Series 3905-SC	21.99%	# I/F‡	08/15/2041	1,818,622
4,417,086	Series 3924-SJ	5.85%	# I/F I/O	09/15/2041	588,994
6,905,866	Series 3997-LZ	3.50%	‡	02/15/2042	6,344,788
7,607,274	Series 3998-AZ	4.00%	‡	02/15/2042	7,461,017
1,805,565	Series 4011-S	7.26%	# I/F	03/15/2042	1,717,265
7,782,889	Series 4064-SA	5.85%	# I/F I/O	06/15/2042	1,597,836
4,128,504	Series 4155-GS	5.28%	# I/F‡	01/15/2033	3,557,041
16,686,164	Series 4217-CS	5.09%	# I/F‡	06/15/2043	13,029,631
7,092,746	Series 4225-BS	11.46%	# I/F‡	12/15/2040	7,078,358
23,636,532	Series 4302-GS	6.00%	# I/F I/O‡	02/15/2044	3,961,426

	Federal National Mortgage Association,
2,623,787	Series 2005-104-SI	6.55%	# I/F I/O	12/25/2033	193,015
921,703	Series 2005-72-WS	6.60%	# I/F I/O	08/25/2035	129,113
8,629,779	Series 2005-90-SP	6.60%	# I/F I/O	09/25/2035	1,256,454
4,594,712	Series 2006-117-SQ	6.40%	# I/F I/O	12/25/2036	594,227
2,576,087	Series 2006-119-HS	6.50%	# I/F I/O	12/25/2036	361,003
5,912,225	Series 2006-60-YI	6.42%	# I/F I/O	07/25/2036	1,230,277
7,939,639	Series 2007-15-BI	6.55%	# I/F I/O	03/25/2037	1,388,764
4,321,526	Series 2007-20-S	6.59%	# I/F I/O	03/25/2037	673,483
2,360,712	Series 2007-21-SD	6.33%	# I/F I/O	03/25/2037	308,182
3,005,108	Series 2007-30-IE	6.59%	# I/F I/O	04/25/2037	551,479
10,853,625	Series 2007-32-SA	5.95%	# I/F I/O	04/25/2037	1,389,293
5,250,840	Series 2007-40-SA	5.95%	# I/F I/O	05/25/2037	727,110
2,075,386	Series 2007-48-SE	5.95%	# I/F I/O	05/25/2037	232,795
3,261,418	Series 2007-64-LI	6.41%	# I/F I/O	07/25/2037	434,312
2,512,240	Series 2007-68-SA	6.50%	# I/F I/O	07/25/2037	334,891
13,618,427	Series 2008-33-SA	5.85%	# I/F I/O‡	04/25/2038	2,088,025
9,181,488	Series 2008-42-SC	5.75%	# I/F I/O	05/25/2038	1,257,920
2,479,228	Series 2008-5-GS	6.10%	# I/F I/O	02/25/2038	336,027
8,814,442	Series 2008-62-SD	5.90%	# I/F I/O	07/25/2038	1,139,736
5,607,189	Series 2008-68-SB	5.95%	# I/F I/O	08/25/2038	747,212
2,983,717	Series 2009-111-SE	6.10%	# I/F I/O	01/25/2040	421,157
3,312,997	Series 2009-12-CI	6.45%	# I/F I/O	03/25/2036	669,056
4,371,159	Series 2009-26-SM	6.20%	# I/F I/O	08/25/2038	435,266
2,908,595	Series 2009-47-SA	5.95%	# I/F I/O	07/25/2039	397,908
2,060,162	Series 2009-48-WS	5.80%	# I/F I/O	07/25/2039	233,551
1,341,630	Series 2009-67-SA	5.00%	# I/F I/O	07/25/2037	149,212
3,566,944	Series 2009-87-SA	5.85%	# I/F I/O	11/25/2049	437,278
4,976,614	Series 2009-91-SD	6.00%	# I/F I/O	11/25/2039	689,053
332,945	Series 2010-109-BS	53.33%	#I/F	10/25/2040	1,117,393
1,955,703	Series 2010-115-SD	6.45%	#I/F I/O	11/25/2039	236,047
4,141,752	Series 2010-11-SC	4.65%	#I/F I/O	02/25/2040	386,092
8,750,273	Series 2010-134-SE	6.50%	#I/F I/O	12/25/2025	1,397,247
18,369,724	Series 2010-142-SC	6.45%	#I/F I/O‡	12/25/2040	3,637,336
9,354,457	Series 2010-150-MS	6.38%	#I/F I/O	01/25/2041	1,292,048
4,729,962	Series 2010-15-SL	4.80%	#I/F I/O	03/25/2040	453,291
33,712	Series 2010-19-AI	5.00%	I/O	08/25/2037	14
2,000,510	Series 2010-19-SA	5.25%	#I/F I/O	03/25/2050	229,457
4,414,283	Series 2010-31-SB	4.85%	#I/F I/O	04/25/2040	471,500
6,101,710	Series 2010-39-SL	5.52%	#I/F I/O	05/25/2040	775,366
4,874,908	Series 2010-40-EI	4.50%	I/O	05/25/2024	284,474
3,568,619	Series 2010-8-US	4.65%	#I/F I/O	02/25/2040	327,671
4,237,859	Series 2010-9-GS	4.60%	#I/F I/O	02/25/2040	393,228
6,607,897	Series 2011-111-CZ	4.00%	‡	11/25/2041	6,853,905
6,745,350	Series 2011-114-S	5.85%	#I/F I/O	09/25/2039	934,405
3,277,091	Series 2011-146-US	6.78%	#I/F‡	01/25/2042	2,819,777
157,371	Series 2011-40-SA	9.61%	#I/F	09/25/2040	157,558

PRINCIPAL AMOUNT/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
2,915,904	Series 2011-55-BZ	3.50%		06/25/2041	2,847,070
4,207,945	Series 2011-58-SA	6.40%	#I/F I/O	07/25/2041	716,297
5,041,877	Series 2011-5-PS	6.25%	#I/F I/O	11/25/2040	640,890
7,607,274	Series 2012-15-PZ	4.00%		03/25/2042	7,325,280
547,007	Series 2012-16-BS	42.48%	#I/F‡	03/25/2042	647,978
4,347,014	Series 2012-22-AZ	4.00%	‡	03/25/2042	4,170,866
5,241,182	Series 2012-29-SG	5.85%	#I/F I/O	04/25/2042	542,510
1,012,760	Series 2012-55-SC	6.71%	#I/F	05/25/2042	779,184
2,351,148	Series 2012-82-SC	7.26%	#I/F	08/25/2042	2,043,354
2,982,219	Series 2013-115-NS	11.59%	#I/F‡	11/25/2043	3,061,505
8,245,369	Series 2013-17-MS	5.22%	#I/F‡	03/25/2043	6,102,385
4,134,825	Series 2013-18-BS	5.21%	#I/F‡	03/25/2043	3,092,478
2,810,322	Series 2013-41-SC	5.77%	#I/F	05/25/2043	2,140,116
5,691,196	Series 2013-51-SH	5.77%	#I/F‡	05/25/2033	4,609,416
14,359,087	Series 2013-55-KS	5.77%	#I/F‡	06/25/2043	11,513,415
3,439,057	Series 2013-61-ZN	3.00%		06/25/2033	3,018,458
9,451,724	Series 2013-66-MZ	3.00%	‡	07/25/2043	7,513,544
12,272,716	Series 2013-74-HZ	3.00%	‡	07/25/2043	9,879,481
13,754,370	Series 2013-83-US	4.85%	#I/F‡	08/25/2043	11,384,894
1,498,060	Series 374-19	6.50%	I/O	09/01/2036	310,146

	Government National Mortgage Association,
3,126,807	Series 2009-104-SD	6.20%	#I/F I/O	11/16/2039	467,361
2,149,378	Series 2010-98-IA	5.92%	# I/O	03/20/2039	248,751
7,791,990	Series 2011-56-BS	5.95%	#I/F I/O	11/16/2036	807,379
9,883,799	Series 2011-56-KS	5.95%	#I/F I/O	08/16/2036	1,061,253
4,091,466	Series 2011-69-SB	5.19%	#I/F I/O	05/20/2041	550,689
10,000,000	Series 2011-70-WS	9.39%	#I/F	12/20/2040	9,955,144
6,533,355	Series 2011-71-SG	5.24%	#I/F I/O	05/20/2041	844,383
7,317,775	Series 2011-72-AS	5.22%	#I/F I/O	05/20/2041	964,734
8,546,586	Series 2011-89-SA	5.29%	#I/F I/O	06/20/2041	1,112,424
3,555,478	Series 2012-34-LI	6.00%	#I/F I/O	12/16/2039	939,142
8,141,054	Series 2013-119-TZ	3.00%		08/20/2043	6,673,202
14,373,695	Series 2013-188-MS	5.40%	#I/F I/O‡	12/16/2043	1,960,408

	Total US Government / Agency Mortgage Backed Obligations (Cost $234,823,278)				221,935,567

SHORT TERM INVESTMENTS 1.2%
4,188,180	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.01%	♦		4,188,180

	Total Short Term Investments (Cost $4,188,180)				4,188,180

	Total Investments 128.3% (Cost $428,929,556)				435,259,562
	Liabilities in Excess of Other Assets (28.3)%				(96,090,071)

	NET ASSETS 100.0%				$339,169,491

SECURITY TYPE BREAKDOWN as % of Net Assets
US Government / Agency Mortgage Backed Obligations	65.5%
Non-Agency Residential Collateralized Mortgage Obligations	58.0%
Collateralized Loan Obligations	1.3%
Short Term Investments	1.2%
Non-Agency Commercial Mortgage Backed Obligations	1.2%
Asset Backed Obligations	1.1%
Other Assets and Liabilities	(28.3)%

100.0%

10	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2014

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by DoubleLine Capital LP (the “Adviser”), unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2014, the value of these securities amounted to $45,045,872 or 13.3% of net assets.

#	Variable rate security. Rate disclosed as of March 31, 2014.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

♦	Seven-day yield as of March 31, 2014

@	Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of March 31, 2014.

‡	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

&	Illiquid security

Reverse Repurchase Agreements
Counterparty	Rate	Trade Date	Maturity Date	Principal	Principal & Interest
JP Morgan Securities LLC	0.81%	03/05/2014	04/03/2014	$31,070,000	$31,088,766
JP Morgan Securities LLC	0.80%	03/26/2014	04/28/2014	8,923,000	8,924,196
Bank of America Merrill Lynch	0.70%	03/28/2014	04/29/2014	32,902,000	32,904,559
RBC Capital Markets LLC	0.88%	02/10/2014	05/12/2014	2,431,000	2,433,971
Goldman Sachs	0.75%	03/05/2014	05/15/2014	5,780,000	5,783,251
Goldman Sachs	0.80%	02/14/2014	05/15/2014	3,358,000	3,361,433
Goldman Sachs	0.80%	02/20/2014	05/15/2014	2,620,000	2,622,329
Goldman Sachs	0.80%	03/12/2014	05/15/2014	757,000	757,336
Goldman Sachs	0.80%	03/21/2014	05/15/2014	6,972,000	6,973,704

				$94,813,000	$94,849,545

The weighted average daily balance of reverse repurchase agreements during the reporting period ended March 31, 2014 was $70,600,918, at a weighted average interest rate of 0.77%. Total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at March 31, 2014 was $123,637,048.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2014	11

Statement of Assets and Liabilities	(Unaudited) March 31, 2014

ASSETS
Investments in Securities, at Value*	$431,071,382
Short-term Securities*	4,188,180
Interest and Dividends Receivable	2,489,528
Prepaid Expenses and Other Assets	12,674
Total Assets	437,761,764

LIABILITIES
Payable for Reverse Repurchase Agreements	94,813,000
Payable for Investments Purchased	3,009,233
Investment Advisory Fees Payable	366,927
Accrued Expenses	197,698
Administration, Fund Accounting and Custodian Fees Payable	112,431
Payable to Broker	52,336
Interest Payable for Reverse Repurchase Agreements	36,545
Transfer Agent Expenses Payable	4,103
Total Liabilities	98,592,273
Net Assets	$339,169,491

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$148
Additional Paid-in Capital	351,559,409
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	(2,070,953)
Accumulated Net Realized Gain (Loss) on Investments	(16,649,119)
Net Unrealized Appreciation (Depreciation) on Investments in Securities	6,330,006
Net Assets	$339,169,491

*Identified Cost:
Investments in Securities	$424,741,376
Short-term Securities	$4,188,180

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	14,754,499
Net Asset Value, Offering and Redemption Price per Share	$22.99

12	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Operations	(Unaudited) For the Six Months Ended March 31, 2014

INVESTMENT INCOME
Income:
Interest	$13,615,269
Total Investment Income	13,615,269
Expenses:
Investment Advisory Fees	2,046,778
Administration, Fund Accounting and Custodian Fees	332,776
Interest Expense	276,260
Professional Fees	56,718
Trustees’ Fees and Expenses	43,809
Shareholder Reporting Expenses	16,109
Registration Fees	12,521
Miscellaneous Expenses	4,686
Transfer Agent Expenses	2,804
Insurance Expenses	2,486
Total Expenses	2,794,947

Net Investment Income	10,820,322

REALIZED & UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investments in Securities	(1,893,500)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Securities	6,173,023
Net Realized and Unrealized Gain (Loss)	4,279,523

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,099,845

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2014	13

Statements of Changes in Net Assets

	Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30, 2013

OPERATIONS
Net Investment Income (Loss)	$10,820,322	$23,984,425
Net Realized Gain (Loss)	(1,893,500)	13,482
Net Change in Unrealized Appreciation (Depreciation)	6,173,023	(15,546,946)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,099,845	8,450,961

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income	(14,780,587)	(36,589,482)

Total Distributions to Shareholders	(14,780,587)	(36,589,482)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	191,277	693,128

Total Increase (Decrease) in Net Assets	$510,535	$(27,445,393)

NET ASSETS
Beginning of Period	$338,658,956	$366,104,349
End of Period	$339,169,491	$338,658,956

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	$(2,070,953)	$1,889,312

14	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows	(Unaudited) For the Six Months Ended March 31, 2014

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$15,099,845
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long-term Securities	(65,373,578)
Proceeds from Disposition of Long-term Securities	28,919,018
Net (Purchases of) Proceeds from Disposition of Short-term Securities	446,639
Net Amortization (Accretion) of Premiums/Discounts	9,595,147
Net Realized (Gain) Loss on Investments in Securities	1,893,500
Net Change in Unrealized Depreciation (Appreciation) of Investments in Securities	(6,173,023)
(Increase) Decrease in:
Interest and Dividends Receivable	(230,460)
Prepaid Expenses and Other Liabilities	(10,100)
Increase (Decrease) in:
Payable for Investments Purchased	3,009,231
Investment Advisory Fees Payable	37,946
Interest Payable for Reverse Repurchase Agreements	12,813
Payable to Broker	(16,332)
Accrued Expenses	11,234
Administration, Fund Accounting and Custodian Fees Payable	(53,585)
Transfer Agent Fees Payable	956
Net Cash Provided By (Used In) Operating Activities	(12,830,749)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Cash Dividends Paid to Common Stockholders	(14,589,310)
Purchases of Reverse Repurchase Agreements	430,205,000
Proceeds from Reverse Repurchase Agreements	(400,512,000)
Due to Custodian	(2,272,941)
Net Cash Provided By (Used In) Financing Activities	12,830,749

NET CHANGE IN CASH
Cash at Beginning of Period	—
Cash at End of Period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Additional Paid-in Capital from Dividend Reinvestment	$191,277

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2014	15

Financial Highlights

	Six Months Ended March 31, 2014 (Unaudited)		Year Ended September 30, 2013	Period Ended September 30, 2012[1]

Net Asset Value, Beginning of Period	$22.97		$24.87	$23.83	[6]

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[3]	0.73		1.63	1.18
Net Gain (Loss) on Investments (Realized and Unrealized)	0.29		(1.05)	1.06
Total from Investment Operations	1.02		0.58	2.24

Less Distributions:
Distributions from Net Investment Income	(1.00)		(2.48)	(1.20)
Total Distributions	(1.00)		(2.48)	(1.20)

Net Asset Value, End of Period	$22.99		$22.97	$24.87
Market Price, End of Period	$23.15		$22.88	$27.07
Total Investment Return[4]	5.67%	[5]	(6.60% )	13.43%	[5]

Supplemental Data:
Net Assets, End of Period (000’s)	$339,169		$338,659	$366,104
Ratios to Average Net Assets:
Expenses	1.65%	[2]	1.40%	1.30%	[2]
Net Investment Income	6.38%	[2]	6.70%	7.13%	[2]
Portfolio Turnover Rate	7.71%	[5]	17.18%	10.79%	[5]

[1]	The Fund commenced operations on January 27, 2012.
[2]	Annualized.
[3]	Calculated based on average shares outstanding during the period.
[4]	Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
[5]	Not Annualized.
[6]	Net Asset Value, beginning of period, reflects a deduction of $1.17 per share of sales load and offering expenses from the initial public offering price of $25.00 per share.

16	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	(Unaudited) March 31, 2014

1.  Organization

DoubleLine Opportunistic Credit Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on July 22, 2011 and commenced operations on January 27, 2012. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DBL”. The Fund’s investment objective is to seek high total investment return by providing a high level of current income and the potential for capital appreciation.

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Fund uses end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values would be categorized as Level 3.

Fixed-income class	Examples of Standard Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
US Bonds and notes of government and government agencies	Standard inputs
Residential and commercial mortgage-backed; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in private investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. As of March 31, 2014, the Fund did not hold any investments in private investment funds.

Short-term debt investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreements. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value at March 31, 2014.

Semi-Annual Report	March 31, 2014	17

Notes to Financial Statements  (Cont.)

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market value. As of March 31, 2014, the Fund did not hold securities fair valued by the Valuation Committee.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of March 31, 20141:

Valuation Inputs
Investments in Securities
Level 1
Money Market Funds	$4,188,180
Total Level 1	4,188,180
Level 2
US Government / Agency Mortgage Backed Obligations	221,935,567
Non-Agency Residential Collateralized Mortgage Obligations	167,600,729
Collateralized Loan Obligations	4,384,517
Non-Agency Commercial Mortgage Backed Obligations	4,100,123
Total Level 2	398,020,936
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	29,235,334
Asset Backed Obligations	3,815,112
Total Level 3	33,050,446
Total	$435,259,562

See the Schedule of Investments for further disaggregation of investment categories.

[1]	There were no transfers between Level 1 and 2 during the period ended March 31, 2014.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 9/30/2013	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases	Sales[1]	Transfers Into Level 3[2]	Transfers Out of Level 3[2]	Balance as of 3/31/14	Net Change in Unrealized Appreciation (Depreciation) on Securities Held at 3/31/14[3]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$26,404,851	$120,934	$(216,658)	$503,290	$—	$(490,201)	$5,773,323	$(2,860,206)	$29,235,333	$(95,747)
Asset Backed Obligations	—	—	80,562	—	3,734,550	—	—	—	3,815,112	—

Total	$26,404,851	$120,934	$(136,096)	$503,290	$3,734,550	$(490,201)	$5,773,323	$(2,860,206)	$33,050,444	$(95,747)

[1]	Sales include all sales of securities, maturities, and paydowns.

[2]	Transfers between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

[3]	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on securities held at March 31, 2014 may be due to a security that was not held or categorized as Level 3 at either period end.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 3/31/14 *	Valuation Techniques	Unobservable Input	Input Values
Non-Agency Residential Collateralized Mortgage Obligations	$29,235,333	Market Comparables	Market Quotes	$62.67 - $98.51
Asset Backed Obligations	$3,815,112	Market Comparables	Market Quotes	$92.00

*	Level 3 securities typically are valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

18	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2014

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal and the State of California.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the statements of operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s net asset value will not be calculated on the days on which the NYSE is closed for trading or on days when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day.

G. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). An affiliate of the Adviser owns 5,064 shares of the Fund. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

4.  Purchases and Sales of Securities

For the six months ended March 31, 2014, purchases and sales of investments, excluding short-term securities, were $65,373,578 and $31,474,869 respectively. There were no transactions in U.S. Government securities (defined as U.S. Treasury bills, notes and bonds) during the period.

Semi-Annual Report	March 31, 2014	19

Notes to Financial Statements  (Cont.)

5.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Fund were as follows:

	Six Months Ended March 31, 2014	Year Ended September 30, 2013
Distributions Paid From:
Ordinary Income	$14,780,587	$36,589,482
Total Distributions Paid	$14,780,587	$36,589,482

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2013.

The cost basis of investments for federal income tax purposes as of March 31, 2014 was as follows:

Tax Cost of Investments	$429,022,987
Gross Tax Unrealized Appreciation	25,182,314
Gross Tax Unrealized Depreciation	(18,945,739)
Net Tax Unrealized Appreciation	$6,236,575

As of September 30, 2013, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation	$63,552
Undistributed Ordinary Income	1,982,743
Total Distributable Earnings	1,982,743
Other Accumulated Losses	(14,755,619)
Total Accumulated Losses	$(12,709,324)

As of September 30, 2013, the following capital loss carryforward was available for the Fund:

Capital Loss Carryforward	Expires
$5,922,970	Indefinite

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2013, the Fund deferred, on a tax basis, post-October losses of $8,832,649.

Additionally, US GAAP require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences primarily relate to paydown losses. For the period ended September 30, 2013, the following table shows the reclassifications made to the Fund:

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital
$9,405,008	$(9,405,008)	$—

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Reinvested Dividends	8,275	$191,277	28,060	$693,128
Beginning Shares	14,746,224		14,718,164
Ending Shares	14,754,499		14,746,224

20	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2014

7.  Trustees’ Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees and expenses of $43,809 from the Fund during the six months ended March 31, 2014. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s net asset value, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•	market discount risk: The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•	issuer risk: The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•	investment and market risk: An investment in the Fund is subject to the risk of loss. The value of the Fund’s securities and financial assets may move up or down, sometimes rapidly and unpredictably. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries.

•	issuer non-diversification risk: The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer or a limited number of issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

•	credit risk: Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

•	mortgage-backed securities risk: The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

•	inverse floaters and related securities risk: Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise.

•	high yield risk (“junk bonds”): Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and to repay principal when due, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments than are the prices of higher grade securities.

•	interest rate risk: Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates.

•	foreign (non-U.S.) investment risk: The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, but to a heightened degree.

•	foreign currency risk: The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•	credit default swaps risk: Credit default swaps involve greater risks than investing in the reference obligation directly as well as liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

•	leverage risk: Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

Semi-Annual Report	March 31, 2014	21

Notes to Financial Statements  (Cont.)

•	derivatives risk: Derivatives are subject to a number of risks applicable to other investments, such as liquidity risk, issuer risk, credit risk, interest rate risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, currency, interest rate or index.

•	counterparty risk: The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund.

9.  Offsetting Assets and Liabilities

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

As of March 31, 2014, the Fund held the following investments instruments that were subject to offsetting on the Statement of Assets and Liabilities:

Liabilities:				Gross Amounts not offset in the Statement of Assets and Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross amounts offset in the Statement of Assets and Liabilities	Net amounts presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Reverse Repurchase Agreements	$94,813,000	$—	$94,813,000	$94,813,000	$—	$—

	$94,813,000	$—	$94,813,000	$94,813,000	$—	$—

10.  Recently Issued Accounting Pronouncements

In June 2013, the FASB issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. ASU No. 2013-08 sets forth a new approach for determining whether a public or private entity is an investment company and sets certain measurement and disclosure requirements for an investment company. ASU No. 2013-08 is effective in annual reporting periods beginning on or after December 15, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

11.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

22	DoubleLine Opportunistic Credit Fund

Evaluation of Advisory Agreement by Board of Trustees	(Unaudited)

At the February 26, 2014 meeting (the “Meeting”) of the Board of Trustees of DoubleLine Opportunistic Credit Fund (the “Fund”), the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (“Independent Trustees”) voting separately, approved the renewal of the Investment Management Agreement (the “Agreement”) between DoubleLine Capital LP (“DoubleLine” or the “Adviser”) and the Fund for an additional one-year period through March 24, 2015.

The Trustees meet over the course of the year with investment advisory personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the investment program, performance and operations of the Fund. The Trustees’ determination to approve the continuance of the Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, both at the February 26, 2014 meeting and at prior meetings. This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Board of Trustees and the Independent Trustees were advised by counsel to the Fund and the Independent Trustees.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by DoubleLine, including the expertise and experience of its investment personnel. In this regard, the Trustees considered that DoubleLine provides a full investment program for the Fund, and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered the difficulty of managing debt-related funds, noting that managing such funds requires a portfolio management team to balance a number of factors, which may include, among others, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts and net new issuances.

The Trustees reviewed a report (the “Strategic Insight Report”) provided by Strategic Insight (“Strategic Insight”), an Asset International Company, that compared the Fund’s management fee rate, total expense ratio based on assets attributable to the Fund’s common shares (“net assets”), and performance records based on net asset value for the one-year, six-month and three-month periods ending December 31, 2013 against a group of the Fund’s peer funds. In advance of the meeting, the Trustees met telephonically with a representative of Strategic Insight to discuss the Strategic Insight Report, including the processes Strategic Insight used in constructing the peer groups for the Fund and in compiling the information presented in the Strategic Insight Report, the results of the analyses conducted by Strategic Insight, and certain factors important in evaluating the results of the analyses presented, such as differences between the Fund and some or all of the other funds in its peer group. The Trustees noted that the Fund had been in operation for only a limited period of time, and that for that period it had achieved performance in the fourth quartile of its peers. They considered the view expressed by DoubleLine that the Fund’s performance relative to its peers was affected significantly by differences between the Fund’s investment program and that of many of its peers, and that, as a result, the attributes of many peer funds were quite different from those of the Fund. The Trustees considered DoubleLine’s view that many of the Fund’s peers were exposed to greater credit risk than the Fund through lower-quality debt instruments. The Trustees further considered that the Fund normally expects to invest at least 50% of its total assets in mortgage-backed securities and that Strategic Insight was unable to develop a peer group for the Fund that was comprised of closed-end funds similarly invested in mortgage-related investments, limiting the utility of the peer-group comparison. In this regard, the Trustees considered information provided by DoubleLine showing the exposure to mortgage-backed securities of each of the members of the Fund’s peer group. The Trustees also noted that the information they were provided showed that many of the Fund’s peers had used investment leverage to a greater extent than the Fund. The Trustees noted that notwithstanding these considerations the Fund had significantly outperformed (based on its net asset value) its benchmark for the year ended December 31, 2013.

The Trustees noted that the Fund’s gross management fee and net management fee (including administrative fees), each based on assets attributable to common shares, were in the third quartile of the Fund’s expense group, and the Fund’s total expense ratio based on assets attributable to common shares was at the expense group median when investment-related expenses (including, for example, interest expense and certain other costs typically related to investment leverage) were included in the comparison and in the third quartile when such expenses were excluded.

The Trustees considered that DoubleLine provides a variety of other services to the Fund in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting services and supervision and monitoring of the Fund’s other service providers. The Trustees reviewed DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Fund and its shareholders. The Trustees also considered the structure of the Fund’s compliance program, including the policies and procedures of the Fund and its various service providers (including the Adviser). The Trustees also considered DoubleLine’s reports, provided at the Board’s regular meetings, that it had continued to hire additional resources, including investment personnel, to support those services.

The Trustees also took into account that the Fund employed leverage during the period ended December 31, 2013. The Trustees noted that the use of such leverage increases total assets and thus the absolute amount of fees received by the Adviser under the Agreement (because the fees are calculated based on total managed assets, including assets attributable to reverse repurchase agreements and other forms of leverage outstanding). In this regard, the Trustees took into account that the Adviser has a financial incentive for the Fund to continue to use leverage, which may create a conflict of interest between the Adviser, on the one hand, and the Fund’s common shareholders, on the other. The Trustees considered information provided by the Adviser as to why the Fund’s use of leverage continues to be appropriate and in the best interests of the Fund’s common shareholders under current market conditions.

The Trustees considered DoubleLine’s prior representations that it has attempted to set its management fees at the Fund’s inception at rates that reflect competitive market levels, and that further reflect the experience and expertise DoubleLine brings to managing the Fund.

Semi-Annual Report	March 31, 2014	23

Evaluation of Advisory Agreement by Board of Trustees (Cont.)	(Unaudited)

The Trustees noted DoubleLine’s representation that DoubleLine and its affiliates do not manage any accounts with similar investment strategies to those of the Fund.

The Trustees concluded that the fees paid by the Fund to DoubleLine were generally reasonable in light of the services provided, the quality of the portfolio management team, and the Fund’s performance to date.

The Trustees reviewed financial information regarding DoubleLine for 2013, including information as to the Adviser’s operating costs and profitability with respect to the Fund. In evaluating the Adviser’s profitability, the Trustees considered that the Adviser presented profitability information that was reduced by certain payments made to the Adviser’s employee owners that may be comparable to the ordinary compensation expense incurred by investment advisers that are not closely-held by their employees. The Trustees considered DoubleLine’s compensation practices and considered DoubleLine’s representation that those compensation and incentive policies and practices enable DoubleLine to retain, motivate, and attract highly qualified and experienced employees. The Trustees noted other benefits received by DoubleLine and its affiliates as a result of DoubleLine’s relationship with the Fund, including possible ancillary benefits to DoubleLine’s institutional investment management business due to the reputation and market penetration of the Fund. The Trustees also took into account DoubleLine’s representation that it was continuing to invest in its business to maintain its ability to provide high quality services for the Fund and it does not engage in contractual soft dollar arrangements with respect to the Fund. In so doing, the Board considered DoubleLine’s need to invest in technology, infrastructure and staff to continue to provide services and accommodate rapidly changing regulatory requirements.

The Trustees discussed with DoubleLine whether economies of scale would likely be realized with respect to the Fund and, if so, how such economies of scale have been and/or will be shared with the Fund. The Trustees considered DoubleLine’s statements that the Fund has not increased in size significantly from its initial offering due principally to its status as a closed-end investment company, and that as a result no substantial increases in economies of scaled had been realized since inception; that, in DoubleLine’s view, the level of the firm’s profitability in respect of the Fund is appropriate in light of the investment the firm has made in the product, the quality of the investment management team provided by the firm, and the continued investments by the firm in its own business; and that, as a result, DoubleLine did not believe that breakpoints or other steps reflecting increased economies of scale would be appropriate at this time. After considering the information provided, the Trustees concluded that the profitability of the Fund to DoubleLine did not appear excessive or such as to preclude renewal of the Agreement and that, for the reasons noted, the addition of breakpoints of this time did not seem appropriate.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent and the quality of the services provided to the Fund under the Agreement; that it appeared that the management fees paid by the Fund to DoubleLine were generally reasonable in light of the quality of the portfolio management teams and the Fund’s performance to date; and that it would be appropriate to approve the Agreement for an additional one-year period.

24	DoubleLine Opportunistic Credit Fund

Federal Tax Information	(Unaudited)

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2013 was as follows:

Dividends Received Deduction	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2013 was as follows:

Qualified Short-term Gains	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the Fund was as follows:

Qualified Interest Income	99.80%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Additional Information Regarding the Fund’s Investment Activities

Affiliated Investments: The Adviser is, and may be in the future, affiliated with certain large financial institutions (“affiliates”) that hold interests in an entity that are of a different class or type than the class or type of interest held by the Fund. Conflicts may arise in cases where the Fund and affiliates invest in different parts of an issuer’s capital structure, such as when an affiliate holds securities in an entity that are senior or junior to the securities held by the Fund, which could mean that the affiliate will be entitled to different payments or other rights, or that in a workout or other distressed scenario the interests of the affiliate might be adverse to those of the Fund and the affiliate and the Fund might have disparate investment outcomes. For example, an affiliate may acquire a loan, loan participation, or a loan assignment of a particular borrower in which one or more Funds have an equity investment. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, the Adviser may find that its own interests, the interests of an affiliate, and/or the interests of the Fund could conflict. The Adviser may seek to avoid such conflicts in certain circumstances when investing on behalf of its clients, including the Fund, and, as a result, the Adviser may choose not to make certain investments on behalf of the Fund and/or its other clients. Those foregone investment opportunities may adversely affect the Fund’s performance if similarly attractive opportunities are not available or cannot be identified.

Semi-Annual Report	March 31, 2014	25

Information About Proxy Voting	(Unaudited)

Information about how the Fund voted proxies relating to portfolio securities held during the most recent 12 month period ended June 30 is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s website at http://www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Form N-Q regulatory filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

Proxy Results

The Annual Meeting of Shareholders was held on February 27, 2014 for shareholders of record as of the close of business on December 20, 2013 to re-elect John C. Salter, a Class II trustee nominee, for the Fund. The nominee was elected with 12,393,495 affirmative votes and 148,277 votes withheld. For the Fund, Trustees whose terms of office continued after the Annual Meeting of Shareholders because they were not up for re-election are Joseph J. Ciprari, Raymond B. Woolson and Ronald R. Redell.

26	DoubleLine Opportunistic Credit Fund

Dividend Reinvestment Plan	(Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free (877) DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Opportunistic Credit Fund on all correspondence.

Semi-Annual Report	March 31, 2014	27

Privacy Notice	(Unaudited)

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

28	DoubleLine Opportunistic Credit Fund

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	info@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

info@doubleline.com

1-877-DLine11 or

1-877-354-6311

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Opportunistic Credit Fund

By (Signature and Title)*	/s/ Ronald R. Redell

Ronald R. Redell, President and Chief Executive Officer

Date	5/27/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald R. Redell

Ronald R. Redell, President and Chief Executive Officer

Date	5/27/14

By (Signature and Title)*	/s/ Susan Nichols

Susan Nichols, Treasurer and Principal Financial and Accounting Officer

Date	5/27/14

* Print the name and title of each signing officer under his or her signature.